UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 22, 2004

(Date of earliest event reported)

MICRO LINEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24758 (Commission File Number)	94-2910085 (IRS Employer Identification No.)

2050 Concourse Drive, San Jose, California 95131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 433-5200

Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On April 22, 2004, Micro Linear Corporation (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

     The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2004.

MICRO LINEAR CORPORATION
By:	/s/ Michael Schradle
Michael Schradle
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated April 22, 2004.